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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_________________________________________________________________

Date of Report (Date of earliest event reported): June 20, 2008

Anaren, Inc.
_______________________________________________________
(Exact name of registrant as specified in charter)

New York	000-06620	16-0928561
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

6635 Kirkville Road, East Syracuse, New York  13057
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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (315) 432-8909

Not Applicable
_________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2008, the Board of Directors (the “Board”) of Anaren, Inc. (the “Company”) appointed George A. Blanton, age 47, as the Company’s Senior Vice President, Chief Financial Officer and Treasurer. Prior to his appointment, Mr. Blanton served as the Assistant General Manager of Sonic Industries, a subsidiary of Dover Corporation. From 1995 to 2006, Mr. Blanton served as the Chief Financial Officer of Sargent, a subsidiary of Dover Corporation. Dover Corporation is a world-wide, diversified manufacturer of industrial products. Sargent is a global supplier of custom engineered products to the Aerospace and Defense Industries.  Sonic Industries, Inc. manufactures high strength, structural fasteners for the Aerospace Industry.  Mr Blanton has extensive experience executing and integrating acquisitions, corporate and organizational development, manufacturing and transactional continuous improvement, and driving strong financial performance.

The Board’s Compensation Committee has approved the following compensation arrangement for Mr. Blanton:

•	Annual base salary for fiscal year 2009 of $215,000;
•	Fiscal 2009 target bonus eligibility of up to 50% of base salary based upon the achievement of criteria to be approved by the Compensation Committee;
•	Signing bonus of $100,000 to off-set equity opportunities forfeited by Mr. Blanton in connection with his separation from Sonic Industries;
•
16,169 shares of restricted common stock which are subject to forfeiture restriction that will lapse on the fourth anniversary of the date of grant, subject to Mr. Blanton’s continuous employment with the Company during such period.

In addition, Mr. Blanton will be entitled to participate in the Company’s Supplemental Employee Retirement Plan and will enter into a Change of Control Agreement upon the same terms as the Company’s other senior level executives. A description of the material terms of the Change of Control Agreement is contained in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on September 28, 2007, and is incorporated by reference herein.

Effective June 23, 2008, Joseph E. Porcello, the Company’s current principal financial officer, will no longer serve as the Company’s Senior Vice President of Finance and Treasurer, but will continue as the Company’s Vice President of Accounting and will work closely with Mr. Blanton in that role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: June 24, 2008

ANAREN, INC.

By:	/s/ Lawrence A. Sala
Name: Lawrence A. Sala Title: President and Chief Executive Officer